UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL

SERIES

SEMIANNUAL REPORT

June 30, 2011

International Value Fund

Emerging Markets Fund

International Growth Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Market Conditions

International stock markets were resilient and posted positive returns for the six months ended June 30, 2011, as improved corporate earnings outweighed several macroeconomic concerns. It was a volatile period for international equities, with market sentiment changing frequently. After a positive first quarter, international stocks fell for most of the second quarter, as investors grew discouraged by slowing global economic growth, weak U.S. employment and housing data, the ongoing negative impact of natural disasters in Japan, political unrest in the Middle East and North Africa and a heightening of the sovereign debt crisis in Europe. However, the passing of an austerity plan by the Greek parliament in the last week of June eased investor concerns somewhat, as did the news of stronger-than-expected U.S. manufacturing activity. For the period, nine of the ten sectors represented in the fund’s benchmark recorded gains. Japan was the only region that failed to advance, as its market suffered a sharp reversal in the immediate aftermath of the country’s March disasters.

Returns for U.S. investors in international equities were aided by weakness in the U.S. dollar, which declined against all the world’s major currencies. Of note were the Swiss franc and the euro, which gained 9.7% and 7.5% respectively, while the British pound appreciated 2.5% for the period.

Performance Results

For the six months ended June 30, 2011, Institutional Class shares of the International Value Fund returned 2.13%. The fund underperformed its benchmark, the MSCI ACWI ex USA Index, which returned 4.11% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning 1.92%.

Explanation of Fund Performance

Stock selection in Europe, where the fund’s holdings gained 4.0% compared to the benchmark gain of 9.4%, was the main detractor from performance relative to the benchmark. Danish alternative energy provider Vestas Wind Systems and U.K.-listed mining company Eurasian Natural Resources were among the weakest performers. Vestas Wind Systems was sold during the period.

By contrast, stock selection in the Pacific region outside of Japan, aided performance. The fund’s holdings rose 8.7% compared to a 2.6% increase in the index. Australian financial Commonwealth Bank and Singapore financial DBS Group performed well. The fund’s holdings in North America (Canada) rose 4.1% compared to the benchmark increase of 2.9%, with Canadian National Railway being the largest positive contributor. The fund’s investments in emerging markets gained 2.3% compared to the 1.0% rise in the index. Brazilian electric utility company Cemig and China State Construction were leading contributors. Shares of Japanese video game manufacturer Nintendo fell after a disappointing reaction to the unveiling of its new game console. However, the fund’s Japan holdings held up better than those in the index, returning -3.3% compared to the -4.7% return for the index.

Sector-wise, the fund’s holdings in materials underperformed, declining 6.2% amid a drop in commodity prices, as concerns of a stalling global economic recovery heightened. Eurasian Natural Resources and Canada’s Teck Resources were among the companies most hurt by this trend. Returns in the financials sector, which were pressured by low interest rates and the European sovereign debt crisis, lagged those in the index. Among the largest detractors were the U.K.’s Lloyds Banking and Man Group. On the positive side, investments in utilities rose 19.1%, led by the above-mentioned Cemig, which had a very productive period. The fund’s healthcare holdings climbed 11.9% as investors turned to defensive stocks. Pharmaceutical companies such as Roche and GlaxoSmithKline enjoyed strong gains.

Outlook

As we enter the second half of the year, we continue to be positive on equities largely due to attractive valuations. Concerns over global growth and sovereign debt remain and have been met with volatility and we anticipate that volatility will continue.

As long-term fundamental value investors, we look to take advantage of the vast company-specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to seek high quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 2001 through June 30, 20113

Average Annual Total Returns — June 30, 20113

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	2.13%	31.33%	-1.96%	2.75%	7.22%	—
Advisor Class (Inception 9/13/2005)	1.92%	30.99%	-2.12%	2.55%	—	5.20%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[2]
MSCI ACWI ex USA[1]	4.11%	30.27%	0.11%	4.14%	7.92%	6.11%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks” sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	1.14%	1.10%
Advisor	1.29	1.25

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Market Conditions

Emerging markets were resilient for the six months ended June 30, 2011, as improved corporate earnings offset several macroeconomic concerns. It was a volatile period for emerging market equities with market sentiment changing frequently. After a positive first quarter, emerging markets stocks fell for most of the second quarter, as investors were discouraged by slowing global economic growth, weak U.S. employment and housing data, the ongoing negative impact of natural disasters in Japan, political unrest in the Middle East and North Africa and a heightening of the sovereign debt crisis in Europe. However, the passing of an austerity plan by the Greek parliament in the last week of June eased investor concerns somewhat, as did the news of stronger-than-expected U.S. manufacturing activity.

Market performance among the various regions was generally positive for the period, with a few notable exceptions. Europe, the Middle East and Africa (EMEA) and Asia registered gains. However, emerging stock markets in Latin America were negative overall. Performance among the major countries was mixed. Russia, Korea, China and Mexico posted gains, while India, South Africa, Taiwan and Brazil all recorded losses for the period. Sector performance was also mixed, with five sectors represented in the fund’s benchmark recording gains while five sectors recorded losses.

Performance Results

For the six months ended June 30, 2011, Institutional Class shares of the Emerging Markets Fund returned -1.71%. The fund underperformed its benchmark, the MSCI Emerging Markets Index, which returned 1.03% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning -1.73%.

Explanation of Fund Performance

Stock selection in Latin America was the main detractor from performance relative to the benchmark. The fund’s holdings fell 8.7% for the period compared to the benchmark’s decline of 1.6%. Brazilian home builder Gafisa and consumer products group Hypermarcas were among the leading underperformers, as policy makers in Brazil raised interest rates to stem inflationary pressure. Positions in EMEA countries also underperformed, falling 0.1% while the index rose 2.4%. The threat of a stalling global economic recovery drove commodity prices downward, which hurt South African miner Impala Platinum and Russian steel manufacturer Evraz. Stock selection in Asia had a positive effect on performance, with Korea’s LG Chemical and Hyundai Motor benefiting from the temporary shutdown in production of many Japanese companies.

Sector-wise, the fund’s consumer staples holdings underperformed, with the above mentioned Hypermarcas and Brazilian cosmetics company Natura being among the weaker performers. Energy holdings also underperformed, with Brazil’s OGX Petroleo and Colombian oil operator Petrominerales amongst the main decliners as the price of oil tumbled 11% in the second quarter. The fund’s materials sector holdings outperformed, with China National Building Material and Russia’s Norilsk Nickel among the top performers for the period. Several consumer discretionary names delivered solid gains, including China’s Belle International and Korea’s Lotte Shopping. Utilities stocks were the top performing sector for the fund, and Brazilian electric utility Cemig was a standout for the period.

Outlook

As we enter the second half of the year, we continue to be positive on emerging markets equities, largely due to attractive valuations. Within the asset class, we believe that larger emerging markets, such as Brazil, China and Russia, continue to provide significant investment opportunities for long-term investors. These markets are not only supported by strong economic growth, but valuations remain attractive relative to historical levels. We expect markets to remain volatile as we still do not know the full impact of the sovereign debt crisis in Europe. Higher emerging markets inflation and a slowdown in the Chinese economy are also concerns. However, these factors continue to create many opportunities, which we believe we can capture via both high quality domestic-oriented companies and leading global companies that are domiciled in emerging market countries.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Ronald Holt, CFA

President & CEO, Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 2001 through June 30, 20113

Average Annual Total Returns — June 30, 20113

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-1.71%	26.14%	1.74%	9.26%	14.59%	—
Advisor Class (Inception 9/13/2005)	-1.73%	25.99%	1.66%	9.07%	—	10.61%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[2]
MSCI Emerging Markets Index[1]	1.03%	28.17%	4.53%	11.75%	16.54%	12.86%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks” sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	1.58%	1.50%
Advisor	1.87	1.65

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged index that is designed to measure the equity market performance of emerging markets.
[2]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market Conditions

International stock markets were resilient and posted positive returns for the six months ended June 30, 2011, as improved corporate earnings outweighed several macroeconomic concerns. It was a volatile period for international equities with market sentiment changing frequently. After a positive first quarter, international stocks fell for most of the second quarter, as investors were discouraged by slowing global economic growth, weak U.S. employment and housing data, the ongoing negative impact of natural disasters in Japan, political unrest in the Middle East and North Africa and a heightening of the sovereign debt crisis in Europe. However, the passing of an austerity plan by the Greek parliament in the last week of June eased investor concerns somewhat, as did the news of stronger-than-expected U.S. manufacturing activity. During the period the markets gained broadly across almost all sectors and regions in the benchmark index. Japan was the only benchmark region to decline, as equities fell sharply in the aftermath of the country’s March disasters.

Returns for U.S. investors in international equities were aided by weakness in the U.S. dollar, which declined against all the world’s major currencies. Of note were the Swiss franc and the euro, which gained 9.7% and 7.5% respectively, while the British pound appreciated 2.5% for the period.

Performance Results

For the six months ended June 30, 2011, Institutional Class shares of the International Growth Fund returned 3.65%. The fund underperformed its benchmark, the MSCI ACWI ex USA Index, which returned 4.11% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning 3.47%.

Explanation of Fund Performance

Stock selection in the Pacific region outside of Japan was the main detractor from performance relative to the index. The fund’s holdings fell 6.6% for the period compared to an increase of 2.6% for the benchmark. Concerns over the housing sector and rising interest rates in the region hurt consumer stocks, with Hong Kong’s Esprit and Li & Fung being two of the main detractors. Esprit was sold during the period. North America (Canada) holdings underperformed, declining 7.5% compared to a 2.9% increase within the index. Detractors included Cameco, a Canadian uranium producer that fell sharply after the Japanese earthquake. Our holdings in Europe slightly underperformed, advancing 8.7% versus the index’s 9.4% gain, with Denmark’s Vestas Wind Systems and Switzerland’s Logitech being among the poorest performers. Logitech was sold before period end. The fund’s emerging markets holdings aided performance, gaining 4.7% against the 1.0% rise in the index. Brazilian electric utility Cemig and Chinese Internet provider Tencent were among the leading contributors. Also helpful were the fund’s holdings in Japan, which returned 0.3% versus -4.7% in the benchmark.

Sector-wise, the fund’s healthcare holdings underperformed, primarily due to Swiss hearing aid manufacturer Sonova, whose shares fell after a profit warning and subsequent insider trading scandal. Sonova was sold during the period. Returns from consumer staples lagged those in the index. Among disappointments was Brazilian conglomerate Hypermarcas, whose shares declined as local policy makers raised interest rates to stem inflationary pressures. Holdings in energy, including the above-mentioned Cameco, further detracted from performance. By contrast, information technology holdings outperformed, with both ARM Holdings and Tencent reporting encouraging financial results. Financials aided results with France’s AXA and BNP Paribas rebounding strongly after a tough 2010. Utilities also were strong performers for the fund, with Cemig, which was discussed earlier, having a very productive period.

Outlook

In our opinion, economic prospects are poised to improve in the next several years, led by emerging markets, which have the potential to drive overall global economic growth. We remain encouraged by the outlook for international equities even though concerns over global growth and sovereign debt may contribute to further market volatility.

We expect our emphasis on companies with strong balance sheets and good growth potential from secular trends to stand us in good stead. As always, we remain focused on company specific opportunities, and overall portfolio positioning reflects those individual decisions in the context of our macro, sector and regional risk controls.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through June 30, 20113

Average Annual Total Returns — June 30, 20113

	6 Months	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	3.65%	29.66%	-1.28%	3.55%	9.70%
Advisor Class (Inception 9/13/2005)	3.47%	29.42%	-1.46%	3.32%	4.79%

					Since Inception[2]

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	4.11%	30.27%	0.11%	4.14%	11.78%	6.11%

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, call 800-414-6927. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks”sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[4]	Net Expense Ratio[5]
Institutional	0.87%	0.87%
Advisor	1.10	1.10

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Before fee waivers and/or expense reimbursements.

[5]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ga.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger International Series Fund, contact your financial professional or call Hansberger International Series Funds at 800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available by calling 800-414-6927 and from the SEC website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2011 through June 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,021.30	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
ADVISOR CLASS
Actual	$1,000.00	$1,019.20	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10% and 1.23% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$982.90	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
ADVISOR CLASS
Actual	$1,000.00	$982.70	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.50% and 1.65% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,036.50	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
ADVISOR CLASS
Actual	$1,000.00	$1,034.70	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio: 0.85% and 1.05% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its category. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2011. The Agreement was continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of each Fund over various time periods, including information which compared the performance of each Fund to the performance of peer groups and categories of funds and each Fund’s respective performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees also noted that all of the Funds have expense caps in place and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than Hansberger International Growth Fund, for which current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

—	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

—

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

—

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

—

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

—	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2012.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2011 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 95.4% of Net Assets
	Australia — 2.6%
19,569	Commonwealth Bank of Australia	$1,102,131
51,098	Westpac Banking Corp.	1,225,931

		2,328,062

	Brazil — 4.2%
52,050	Cia Energetica de Minas Gerais, Sponsored Preference ADR	1,074,312
62,336	Gafisa SA, ADR	589,699
27,162	Petroleo Brasileiro SA, Sponsored Preference ADR	833,330
43,169	Vale SA, Sponsored Preference ADR	1,250,174

		3,747,515

	Canada — 5.3%
25,672	Bank of Nova Scotia	1,546,522
17,583	Canadian National Railway Co.	1,404,882
20,416	Suncor Energy, Inc.	798,266
18,137	Teck Resources Ltd., Class B	920,271

		4,669,941

	China — 11.6%
909,710	China Construction Bank Corp., Class H	758,494
462,000	China Overseas Land & Investment Ltd.	995,089
237,500	China Shenhua Energy Co. Ltd., Class H	1,141,150
2,542,320	China State Construction International Holdings Ltd., Class H	2,594,093
2,221,000	GOME Electrical Appliances Holdings Ltd.	888,126
931,030	Guangzhou Automobile Group Co. Ltd., Class H	1,141,684
95,000	Ping An Insurance (Group) Co. of China Ltd., Class H	985,922
297,600	Weichai Power Co. Ltd., Class H	1,745,318

		10,249,876

	France — 8.8%
37,538	ArcelorMittal	1,305,432
17,393	BNP Paribas	1,341,156
19,095	Carrefour SA(b)	784,986
11,241	Faurecia	482,072
22,048	GDF Suez	805,801
5,557	PPR	989,730
102,126	STMicroelectronics NV	1,016,531
17,981	Total SA	1,039,544

		7,765,252

	Germany — 5.4%
14,079	Adidas AG	1,116,206
13,614	Bayer AG, (Registered)	1,093,429
18,629	SAP AG	1,129,444
10,233	Siemens AG, (Registered)	1,406,227

		4,745,306

	Hong Kong — 0.7%
56,500	Wing Hang Bank Ltd.	620,707

	India — 1.4%
9,151	ICICI Bank Ltd., Sponsored ADR	451,144
49,949	Sterlite Industries India Ltd., ADR(b)	751,733

		1,202,877

	Italy — 1.1%
43,210	ENI SpA	1,024,031

Shares	Description	Value (†)

	Japan — 14.0%
65,000	Asahi Glass Co. Ltd.	$760,648
22,700	Astellas Pharma, Inc.	880,785
154,000	Bank of Yokohama (The) Ltd.	769,853
27,600	Canon, Inc.	1,312,829
8,600	FANUC Ltd.	1,438,118
73,200	Mitsui & Co. Ltd.	1,265,637
4,000	Nintendo Co. Ltd.	751,153
23,600	Shin-Etsu Chemical Co. Ltd.	1,265,001
59,100	Sumitomo Corp.	804,011
270,000	Sumitomo Mitsui Trust Holdings, Inc.	939,797
42,900	THK Co. Ltd.	1,096,378
13,320	Yamada Denki Co. Ltd.	1,085,307

		12,369,517

	Korea — 2.0%
17,330	KB Financial Group, Inc.	823,834
1,221	Samsung Electronics Co. Ltd.	948,997

		1,772,831

	Mexico — 1.2%
19,368	America Movil SAB de CV, Series L, ADR	1,043,548

	Norway — 1.3%
44,958	Subsea 7 SA(b)	1,149,899

	Russia — 5.6%
32,440	Evraz Group SA, GDR(b)	1,010,506
58,036	Gazprom, Sponsored ADR(b)	844,424
20,641	LUKOIL, Sponsored ADR	1,315,864
34,873	MMC Norilsk Nickel, ADR(b)	913,672
242,580	Sberbank	894,726

		4,979,192

	Singapore — 1.3%
95,600	DBS Group Holdings Ltd.	1,143,592

	South Africa — 1.9%
77,711	MTN Group Ltd.	1,655,544

	Spain — 0.9%
70,919	Banco Santander SA	816,997

	Sweden — 0.9%
48,026	Sandvik AB	841,384

	Switzerland — 7.9%
64,889	ABB Ltd., (Registered)(b)	1,685,966
19,021	Credit Suisse Group AG, (Registered)(b)	741,291
8,440	Lonza Group AG, (Registered)(b)	661,215
28,745	Nestle SA, (Registered)	1,788,758
14,008	Novartis AG, (Registered)	858,510
7,377	Roche Holding AG	1,235,062

		6,970,802

	Taiwan — 1.0%
368,893	Taiwan Semiconductor Manufacturing Co. Ltd.	929,706

	United Kingdom — 16.3%
244,539	Barclays PLC	1,003,185
32,405	BHP Billiton PLC	1,273,315
71,479	Eurasian Natural Resources Corp.	896,882
53,677	GlaxoSmithKline PLC	1,150,527
81,397	HSBC Holdings PLC	809,484
104,015	ICAP PLC	788,885
34,621	Kazakhmys PLC	767,444
986,476	Lloyds Banking Group PLC(b)	775,206

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2011 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — continued
258,705	Man Group PLC	$984,052
42,915	Standard Chartered PLC	1,127,277
149,278	Tesco PLC	964,482
53,680	Unilever PLC	1,732,041
395,075	Vodafone Group PLC	1,047,597
88,758	WPP PLC	1,111,947

		14,432,324

	Total Common Stocks (Identified Cost $68,460,203)	84,458,903

Preferred Stocks — 1.1%
	Germany — 1.1%
14,236	Henkel AG & Co. KGaA (Identified Cost $478,888)	989,945

Exchange Traded Funds — 0.6%
5,583	iShares MSCI EAFE Index Fund	335,762
2,886	Vanguard MSCI Emerging Markets	140,317

	Total Exchange Traded Funds (Identified Cost $495,321)	476,079

Principal Amount
Repurchase Agreement — 2.2%
$1,947,114	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $1,947,114 on 7/01/2011 collateralized by $1,960,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $1,986,950 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,947,114)	1,947,114

	Total Investments — 99.3% (Identified Cost $71,381,526)(a)	87,872,041
	Other assets less liabilities — 0.7%	641,618

	Net Assets — 100.0%	$88,513,659

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $71,381,526 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,910,150
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,419,635)

	Net unrealized appreciation	$16,490,515

(b)	Non-income producing security.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	18.3%
Metals & Mining	10.2
Oil, Gas & Consumable Fuels	7.9
Pharmaceuticals	5.9
Machinery	5.7
Wireless Telecommunication Services	4.3
Food Products	4.0
Semiconductors & Semiconductor Equipment	3.3
Construction & Engineering	2.9
Capital Markets	2.8
Trading Companies & Distributors	2.3
Specialty Retail	2.2
Software	2.2
Food & Staples Retailing	2.0
Other Investments, less than 2% each	23.1
Short-Term Investments	2.2

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

United States Dollar	18.7%
Euro	17.3
British Pound	15.4
Japanese Yen	14.0
Hong Kong Dollar	13.2
Swiss Franc	7.9
Australian Dollar	2.6
South Korean Won	2.0
Other, less than 2% each	8.2

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2011 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Brazil — 14.5%
49,285	Banco Bradesco SA, Sponsored Preference ADR	$1,009,850
50,391	Banco do Brasil SA	904,077
29,444	Cia Energetica de Minas Gerais, Sponsored Preference ADR	607,724
58,777	Gafisa SA, ADR	556,030
53,622	Hypermarcas SA	505,074
18,923	Natura Cosmeticos SA	472,878
59,046	OGX Petroleo e Gas Participacoes SA, Sponsored ADR(b)	563,889
44,984	Petroleo Brasileiro SA, ADR	1,523,158
58,459	Vale SA, Sponsored Preference ADR	1,692,973

		7,835,653

	China — 22.0%
427,000	Belle International Holdings Ltd.	902,117
1,478,580	China Construction Bank Corp., Class H	1,232,804
58,100	China Mobile Ltd.	541,649
312,000	China National Building Material Co. Ltd., Class H	615,961
280,000	China Overseas Land & Investment Ltd.	603,084
4,750	China Petroleum & Chemical Corp., ADR	481,840
133,000	China Shenhua Energy Co. Ltd., Class H	639,044
823,200	China State Construction International Holdings Ltd., Class H	839,964
337,000	CNOOC Ltd.	795,512
242,000	Dongfeng Motor Group Co. Ltd., Class H	460,668
2,530,000	GOME Electrical Appliances Holdings Ltd.	1,011,688
296,644	Guangzhou Automobile Group Co. Ltd., Class H	363,762
1,672,425	Industrial & Commercial Bank of China Ltd., Class H	1,275,636
76,000	Ping An Insurance (Group) Co. of China Ltd., Class H	788,738
17,600	Tencent Holdings Ltd.	480,801
144,600	Weichai Power Co. Ltd., Class H	848,027

		11,881,295

	Colombia — 1.3%
24,532	Petrominerales Ltd.	720,101

	India — 7.9%
46,296	DLF Ltd.	218,710
35,522	Housing Development Finance Corp. Ltd.	560,049
15,524	ICICI Bank Ltd., Sponsored ADR	765,333
10,738	Infosys Technologies Ltd.	698,784
21,673	Larsen & Toubro Ltd.	890,543
32,221	Sterlite Industries India Ltd., ADR(b)	484,926
24,807	Tata Consultancy Services Ltd.	656,733

		4,275,078

	Indonesia — 2.4%
81,000	PT Astra International Tbk	602,111
804,023	PT Bank Mandiri Tbk	677,221

		1,279,332

	Korea — 13.5%
2,403	Hyundai Heavy Industries Co. Ltd.	1,002,912
5,004	Hyundai Motor Co.	1,115,560
15,807	KB Financial Group, Inc.	751,434
3,079	LG Chem Ltd.	1,414,947

Shares	Description	Value (†)

	Korea — continued
1,924	Lotte Shopping Co. Ltd.	$919,320
2,040	Samsung Electronics Co. Ltd.	1,585,547
6,002	Samsung Life Insurance Co. Ltd.	535,477

		7,325,197

	Malaysia — 3.1%
196,500	Bumiputra-Commerce Holdings Bhd	582,010
294,700	Genting Bhd	1,097,647

		1,679,657

	Mexico — 3.9%
18,265	America Movil SAB de CV, Series L, ADR	984,118
115,334	Grupo Financiero Banorte SAB de CV	523,650
180,100	Grupo Mexico SAB de CV, Series B	594,668

		2,102,436

	Poland — 1.5%
53,709	Powszechna Kasa Oszczednosci Bank Polski SA	821,981

	Russia — 9.8%
13,064	CTC Media, Inc.	278,524
21,442	Evraz Group SA, GDR(b)	667,918
77,210	Gazprom, Sponsored ADR(b)	1,123,406
14,589	LUKOIL, Sponsored ADR	930,049
20,386	Mechel, Sponsored ADR	487,022
26,710	MMC Norilsk Nickel, ADR(b)	699,802
3,392	Pharmstandard OJSC(b)	251,008
229,178	Sberbank	845,294

		5,283,023

	South Africa — 6.0%
18,326	Impala Platinum Holdings Ltd.	494,515
8,781	Kumba Iron Ore Ltd.	629,389
44,862	MTN Group Ltd.	955,734
10,842	Naspers Ltd., N Shares	612,293
35,372	Shoprite Holdings Ltd.	532,539

		3,224,470

	Taiwan — 8.4%
792,694	Chinatrust Financial Holding Co. Ltd.	692,235
207,140	Formosa Plastics Corp.	748,583
151,501	Hon Hai Precision Industry Co. Ltd.	521,587
30,000	HTC Corp.	1,014,337
628,886	Taiwan Semiconductor Manufacturing Co. Ltd.	1,584,956

		4,561,698

	Thailand — 0.5%
49,200	Bangkok Bank PLC	254,610

	Turkey — 0.9%
111,523	Turkiye Garanti Bankasi A/S	506,070

	United Kingdom — 1.7%
33,761	Eurasian Natural Resources Corp. PLC	423,616
21,958	Kazakhmys PLC	486,743

		910,359

	Total Common Stocks (Identified Cost $42,842,259)	52,660,960

Preferred Stocks — 1.3%
	Brazil — 1.3%
59,810	Banco do Estado do Rio Grande do Sul, Class B (Identified Cost $688,653)	685,996

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2011 (Unaudited)

Principal Amount	Description	Value (†)

Short-Term Investments — 0.9%
$488,642	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $488,642 on 7/01/2011 collateralized by $495,000 Federal Home Loan Mortgage Corp, 3.000% due 8/11/2017 valued at $501,806 including accrued interest (Note 2 Notes to Financial Statements) (Identified Cost $488,642)	$488,642

	Total Investments — 99.6% (Identified Cost $44,019,554)(a)	53,835,598
	Other assets less liabilities — 0.4%	217,227

	Net Assets — 100.0%	$54,052,825

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $44,019,554 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,622,059
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,806,015)

	Net unrealized appreciation	$9,816,044

(b)	Non-income producing security.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	21.3%
Oil, Gas & Consumable Fuels	12.6
Metals & Mining	12.3
Semiconductors & Semiconductor Equipment	5.8
Automobiles	4.7
Wireless Telecommunication Services	4.6
Chemicals	4.0
Specialty Retail	3.6
Machinery	3.4
Construction & Engineering	3.2
IT Services	2.5
Insurance	2.4
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	16.3
Short-Term Investments	0.9

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

United States Dollar	26.7%
Hong Kong Dollar	21.1
South Korean Won	13.5
New Taiwan Dollar	8.4
South African Rand	6.0
Indian Rupee	5.6
Brazilian Real	4.8
Malaysian Ringgit	3.1
Indonesian Rupiah	2.4
Mexican Peso	2.1
Other, less than 2% each	5.9

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2011 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.1% of Net Assets
	Australia — 6.9%
265,047	BHP Billiton Ltd.	$12,526,358
198,050	CSL Ltd.	7,039,892
216,801	Macquarie Group Ltd.	7,313,883
174,955	Woodside Petroleum Ltd.	7,718,499
330,131	WorleyParsons Ltd.	10,051,527

		44,650,159

	Austria — 1.1%
138,311	Erste Group Bank AG	7,243,777

	Belgium — 1.4%
157,847	Anheuser-Busch InBev NV	9,161,024

	Brazil — 4.2%
533,126	Cia Energetica de Minas Gerais, Sponsored Preference ADR	11,003,720
776,333	Hypermarcas SA	7,312,399
382,129	Itau Unibanco Holding SA, Preference ADR	8,999,138

		27,315,257

	Canada — 5.9%
152,577	Bank of Nova Scotia	9,191,481
373,885	Cameco Corp.	9,851,870
516,402	Manulife Financial Corp.	9,145,260
265,267	Suncor Energy, Inc.	10,371,939

		38,560,550

	Chile — 1.1%
113,787	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	7,364,295

	China — 10.7%
8,996,000	Agile Property Holdings Ltd.	14,000,632
3,413,050	China Merchants Bank Co. Ltd., Class H	8,302,722
5,670,000	China Resources Land Ltd.	10,248,169
10,980,000	Industrial & Commercial Bank of China Ltd., Class H	8,374,950
68,873	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	7,694,492
1,038,500	Ping An Insurance (Group) Co. of China Ltd., Class H	10,777,684
369,600	Tencent Holdings Ltd.	10,096,812

		69,495,461

	Denmark — 2.2%
61,441	Novo Nordisk A/S, Class B	7,697,283
287,492	Vestas Wind Systems A/S(b)	6,673,807

		14,371,090

	France — 5.3%
213,216	ArcelorMittal, (Registered)	7,411,388
411,167	AXA SA	9,333,550
127,156	BNP Paribas	9,804,865
55,852	Iliad SA	7,495,252

		34,045,055

	Germany — 8.5%
156,250	Adidas AG	12,387,753
261,833	Aixtron SE AG	8,936,737
89,773	Bayer AG, (Registered)	7,210,257
105,442	Bayerische Motoren Werke AG	10,529,326
95,874	Deutsche Boerse AG	7,279,663
41,776	Wacker Chemie AG	9,023,626

		55,367,362

Shares	Description	Value (†)

	Hong Kong — 1.0%
3,166,150	Li & Fung Ltd.	$6,328,148

	India — 1.3%
48,371	HDFC Bank Ltd., ADR	8,532,161

	Israel — 1.3%
175,461	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	8,460,729

	Italy — 1.6%
195,638	Saipem SpA	10,102,805

	Japan — 11.9%
236,200	Canon, Inc.	11,235,158
57,500	FANUC Ltd.	9,615,322
323,600	Komatsu Ltd.	10,103,803
585,000	NGK Insulators Ltd.	10,898,286
9,456	Rakuten, Inc.	9,787,188
66,400	SMC Corp.	11,969,926
332,200	Toyota Motor Corp.	13,679,726

		77,289,409

	Korea — 1.8%
29,978	Samsung Electronics Co. Ltd., GDR, 144A	11,619,473

	Mexico — 1.1%
229,569	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	6,834,269

	Norway — 1.7%
670,691	Telenor ASA	10,976,052

	Russia — 1.3%
590,532	Gazprom, Sponsored ADR(b)	8,592,241

	Sweden — 2.6%
286,847	Atlas Copco AB, Class A	7,554,499
89,191	Millicom International Cellular SA	9,344,489

		16,898,988

	Switzerland — 8.7%
301,044	ABB Ltd., (Registered)(b)	7,821,817
149,626	Adecco SA, (Registered)(b)	9,603,794
135,397	Cie Financiere Richemont SA, Series A	8,872,977
167,944	Credit Suisse Group AG, (Registered)(b)	6,545,150
110,377	Holcim Ltd., (Registered)(b)	8,347,261
116,537	Nestle SA, (Registered)	7,251,922
47,053	Roche Holding AG	7,877,646

		56,320,567

	Taiwan — 1.2%
2,255,000	Hon Hai Precision Industry Co. Ltd.	7,763,499

	United Kingdom — 16.3%
231,523	Anglo American PLC	11,482,138
749,647	ARM Holdings PLC	7,049,388
427,116	Autonomy Corp. PLC(b)	11,699,581
367,584	BG Group PLC	8,346,333
777,811	British Sky Broadcasting Group PLC	10,559,640
184,950	HSBC Holdings PLC, Sponsored ADR	9,177,219
909,636	Prudential PLC	10,503,391
913,848	Rolls-Royce Holdings PLC(b)	9,463,717
300,567	Standard Chartered PLC	7,895,195
1,422,161	Tesco PLC	9,188,554
307,963	Vedanta Resources PLC	10,352,414

		105,717,570

	Total Common Stocks (Identified Cost $539,448,834)	643,009,941

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2011 (Unaudited)

Principal Amount	Description	Value (†)

Short-Term Investments — 0.7%
$4,763,211	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $4,763,211 on 7/01/2011 collateralized by $4,750,000 Federal National Mortgage Association, 2.250% due 3/15/2016 valued at $4,861,590 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,763,211)	$4,763,211

	Total Investments — 99.8% (Identified Cost $544,212,045)(a)	647,773,152
	Other assets less liabilities — 0.2%	1,461,778

	Net Assets — 100.0%	$649,234,930

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $544,219,856 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$120,659,588
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,106,292)

	Net unrealized appreciation	$103,553,296

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $1,486,446 or 0.2% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	11.9%
Machinery	7.8
Oil, Gas & Consumable Fuels	6.9
Metals & Mining	6.5
Insurance	6.1
Pharmaceuticals	4.8
Semiconductors & Semiconductor Equipment	4.3
Real Estate Management & Development	3.7
Automobiles	3.7
Textiles, Apparel & Luxury Goods	3.3
Energy Equipment & Services	3.2
Diversified Telecommunication Services	2.9
Chemicals	2.5
Food & Staples Retailing	2.5
Electrical Equipment	2.2
Capital Markets	2.1
Other Investments, less than 2% each	24.7
Short-Term Investments	0.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

Currency Exposure at June 30, 2011 (Unaudited)

United States Dollar	18.6%
Euro	16.7
British Pound	14.9
Japanese Yen	11.9
Hong Kong Dollar	10.5
Swiss Franc	8.7
Australian Dollar	6.9
Canadian Dollar	2.8
Swedish Krona	2.6
Danish Krone	2.2
Other, less than 2% each	4.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund
ASSETS
Investments at cost	$71,381,526	$44,019,554	$544,212,045
Net unrealized appreciation	16,490,515	9,816,044	103,561,107

Investments at value	87,872,041	53,835,598	647,773,152
Cash	10,704	9,639	—
Foreign currency at value (identified cost $151,588, $56,159 and $682,260)	151,933	57,089	683,997
Receivable for Fund shares sold	123,465	—	320,140
Receivable for securities sold	109,420	—	118,742
Dividends receivable	461,602	300,380	2,168,329
Tax reclaims receivable	96,835	—	288,024

TOTAL ASSETS	88,826,000	54,202,706	651,352,384

LIABILITIES
Payable for securities purchased	54,738	—	1,515,618
Payable for Fund shares redeemed	65,173	—	59,518
Management fees payable (Note 5)	66,380	42,387	391,937
Deferred Trustees’ fees (Note 5)	51,587	49,154	70,303
Administrative fees payable (Note 5)	3,313	2,043	24,452
Other accounts payable and accrued expenses	71,150	56,297	55,626

TOTAL LIABILITIES	312,341	149,881	2,117,454

NET ASSETS	$88,513,659	$54,052,825	$649,234,930

NET ASSETS CONSIST OF:
Paid-in capital	$99,024,776	$48,746,737	$785,057,517
Undistributed net investment income	886,661	170,531	6,822,583
Accumulated net realized loss on investments and foreign currency transactions	(27,901,680)	(4,682,395)	(246,212,048)
Net unrealized appreciation on investments and foreign currency translations	16,503,902	9,817,952	103,566,878

NET ASSETS	$88,513,659	$54,052,825	$649,234,930

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$19,220,957	$53,242,017	$641,061,310

Shares of beneficial interest	2,079,070	4,203,182	38,282,459

Net asset value, offering and redemption price per share	$9.24	$12.67	$16.75

Advisor Class:
Net assets	$69,292,702	$810,808	$8,173,620

Shares of beneficial interest	7,529,247	64,725	488,828

Net asset value, offering and redemption price per share	$9.20	$12.53	$16.72

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund
INVESTMENT INCOME
Dividends	$1,588,743	$683,183	$10,535,646
Less net foreign taxes withheld	(129,430)	(63,572)	(889,622)

	1,459,313	619,611	9,646,024

Expenses
Management fees (Note 5)	327,449	268,697	2,377,682
Administrative fees (Note 5)	20,265	12,472	147,144
Trustees’ fees and expenses (Note 5)	9,735	9,412	14,458
Transfer agent fees and expenses (Notes 5 and 6)	45,074	1,400	11,189
Audit and tax services fees	25,718	25,719	25,732
Custodian fees and expenses	40,130	66,483	81,432
Legal fees	725	464	5,251
Registration fees	18,395	17,129	23,368
Shareholder reporting expenses	13,915	241	1,792
Miscellaneous expenses	9,187	11,556	20,407

Total expenses	510,593	413,573	2,708,455
Fee/expense recovery (Note 5)	13,340	—	—
Less waiver and/or expense reimbursement (Note 5)	—	(10,729)	—

Net expenses	523,933	402,844	2,708,455

Net investment income	935,380	216,767	6,937,569

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,500,307	2,162,702	25,954,952
Foreign currency transactions	1,352	(4,083)	(147,934)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,784,248)	(3,298,237)	(10,646,464)
Foreign currency translations	7,486	(5,099)	(33,103)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	724,897	(1,144,717)	15,127,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,660,277	$(927,950)	$22,065,020

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund		International Growth Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$935,380	$1,046,483	$216,767	$232,176	$6,937,569	$6,135,332
Net realized gain on investments and foreign currency transactions	2,501,659	5,318,269	2,158,619	3,999,041	25,807,018	11,046,762
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,776,762)	1,585,068	(3,303,336)	4,179,886	(10,679,567)	24,805,411

Net increase (decrease) in net assets resulting from operations	1,660,277	7,949,820	(927,950)	8,411,103	22,065,020	41,987,505

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(6,577)	(262,367)	—	(374,343)	—	(5,758,324)
Advisor Class	(24,358)	(878,268)	—	(3,371)	—	(67,355)

Total distributions	(30,935)	(1,140,635)	—	(377,714)	—	(5,825,679)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	1,721,237	(18,032,798)	181,488	(906,038)	9,200,195	(62,132,624)

Net increase (decrease) in net assets	3,350,579	(11,223,613)	(746,462)	7,127,351	31,265,215	(25,970,798)
NET ASSETS
Beginning of the period	85,163,080	96,386,693	54,799,287	47,671,936	617,969,715	643,940,513

End of the period	$88,513,659	$85,163,080	$54,052,825	$54,799,287	$649,234,930	$617,969,715

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$886,661	$(17,784)	$170,531	$(46,236)	$6,822,583	$(114,986)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Period Ended June 30, 2011(a)		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$9.06		$8.34		$6.18	$12.77	$12.95	$13.58

Income from Investment Operations:
Net investment income(b)	0.11		0.12		0.15	0.24	0.25	0.23
Net realized and unrealized gain (loss)	0.07		0.73		2.22	(5.45)	1.65	2.88

Total from Investment Operations	0.18		0.85		2.37	(5.21)	1.90	3.11

Less Distributions From:
Net investment income(c)	(0.00)		(0.13)		(0.21)	(0.06)	(0.63)	(0.32)
Net realized capital gain	—		—		—	(1.32)	(1.45)	(3.42)

Total Distributions	(0.00)		(0.13)		(0.21)	(1.38)	(2.08)	(3.74)

Net asset value, end of the period	$9.24		$9.06		$8.34	$6.18	$12.77	$12.95

Total return(d)	2.13%		10.25%		38.28%	(43.37)%	14.75%	24.40%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$19,221		$17,962		$17,917	$106,435	$262,572	$284,022
Net expenses(e)(f)	1.10	%(g)	1.07	%(h)	0.97%	0.94%	0.93%	0.99	%(i)
Gross expenses(e)	1.10	%(g)	1.14%		0.97%	0.94%	0.94%	0.99	%(i)
Net investment income(e)	2.30%		1.48%		2.30%	2.33%	1.76%	1.60%
Portfolio turnover rate	16%		41%		45%	69%	47%	46%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.03%.
(h)	Effective May 1, 2010, the expense limit increased to 1.10%.
(i)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Period Ended June 30, 2011(a)		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$9.03		$8.31		$6.17	$12.75	$12.94	$13.58

Income from Investment Operations:
Net investment income(b)	0.10		0.10		0.12	0.15	0.22	0.15
Net realized and unrealized gain (loss)	0.07		0.74		2.22	(5.36)	1.65	2.94

Total from Investment Operations	0.17		0.84		2.34	(5.21)	1.87	3.09

Less Distributions From:
Net investment income(c)	(0.00)		(0.12)		(0.20)	(0.05)	(0.61)	(0.31)
Net realized capital gain	—		—		—	(1.32)	(1.45)	(3.42)

Total Distributions	(0.00)		(0.12)		(0.20)	(1.37)	(2.06)	(3.73)

Net asset value, end of the period	$9.20		$9.03		$8.31	$6.17	$12.75	$12.94

Total return(d)	1.92%		10.12%		38.09%	(43.50)%	14.51%	24.23%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$69,293		$67,201		$78,470	$58,834	$10,181	$5,135
Net expenses(e)(f)	1.23	%(g)	1.22	%(h)	1.15%	1.15%	1.15%	1.15%
Gross expenses(f)	1.23	%(g)	1.29%		1.17%	1.23%	1.82%	2.59%
Net investment income(f)	2.10%		1.25%		1.72%	1.85%	1.53%	1.07%
Portfolio turnover rate	16%		41%		45%	69%	47%	46%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.03%.
(h)	Effective May 1, 2010, the expense limit increased to 1.25%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Period Ended June 30, 2011(a)	Year Ended December 31, 2010(b)		Year Ended December 31, 2009(b)	Year Ended December 31, 2008(b)	Year Ended December 31, 2007(b)	Year Ended December 31, 2006(b)
Net asset value, beginning of the period	$12.89	$11.05		$6.45	$30.80	$41.50	$46.05

Income from Investment Operations:
Net investment income(c)	0.05	0.05		0.08	0.27	0.35	0.97
Net realized and unrealized gain (loss)	(0.27)	1.88		4.62	(14.83)	12.29	11.44

Total from Investment Operations	(0.22)	1.93		4.70	(14.56)	12.64	12.41

Less Distributions From:
Net investment income	—	(0.09)		(0.10)	(0.39)	(0.34)	(1.11)
Net realized capital gain	—	—		—	(9.40)	(23.00)	(15.85)

Total Distributions	—	(0.09)		(0.10)	(9.79)	(23.34)	(16.96)
Transaction fees(d)(e)	—	—		—	—	—	0.00

Net asset value, end of the period	$12.67	$12.89		$11.05	$6.45	$30.80	$41.50

Total return(f)	(1.71)%	17.49%		72.96%	(51.64)%	30.73%	27.77%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$53,242	$54,220		$47,028	$38,191	$219,241	$307,442
Net expenses(g)(h)	1.50%	1.45	%(i)	1.32%	1.25%	1.25%	1.25%
Gross expenses(g)	1.54%	1.58%		1.67%	1.36%	1.32%	1.35%
Net investment income(g)	0.81%	0.48%		0.96%	1.11%	0.74%	1.96%
Portfolio turnover rate	25%	63%		57%	65%	59%	64%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 11 of Notes to Financial Statements.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(f)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(i)	Effective May 1, 2010, the expense limit increased to 1.50%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Period Ended June 30, 2011(a)	Year Ended December 31, 2010(b)		Year Ended December 31, 2009(b)	Year Ended December 31, 2008(b)	Year Ended December 31, 2007(b)	Year Ended December 31, 2006(b)
Net asset value, beginning of the period	$12.75	$10.95		$6.40	$30.65	$41.40	$46.05

Income from Investment Operations:
Net investment income(c)	0.06	0.03		0.06	0.21	0.23	0.85
Net realized and unrealized gain (loss)	(0.28)	1.85		4.57	(14.69)	12.33	11.41

Total from Investment Operations	(0.22)	1.88		4.63	(14.48)	12.56	12.26

Less Distributions From:
Net investment income	—	(0.08)		(0.08)	(0.37)	(0.31)	(1.06)
Net realized capital gain	—	—		—	(9.40)	(23.00)	(15.85)

Total Distributions	—	(0.08)		(0.08)	(9.77)	(23.31)	(16.91)

Net asset value, end of the period	$12.53	$12.75		$10.95	$6.40	$30.65	$41.40

Total return(d)	(1.73)%	17.15%		72.57%	(51.61)%	30.46%	27.56%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$811	$579		$643	$87	$17	$1
Net expenses(e)(f)	1.65%	1.60	%(g)	1.49%	1.40%	1.40%	1.40%
Gross expenses(f)	1.75%	1.87%		1.94%	2.39%	334.55%	1,433.82%
Net investment income(f)	0.90%	0.25%		0.63%	0.99%	0.47%	1.74%
Portfolio turnover rate	25%	63%		57%	65%	59%	64%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 11 of Notes to Financial Statements.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective May 1, 2010, the expense limit increased to 1.65%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Period Ended June 30, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$16.16	$15.02	$9.97	$20.66		$18.59	$15.87

Income from Investment Operations:
Net investment income(b)	0.18	0.15	0.14	0.25		0.15	0.13
Net realized and unrealized gain (loss)	0.41	1.14	5.06	(10.52)		3.40	3.55

Total from Investment Operations	0.59	1.29	5.20	(10.27)		3.55	3.68

Less Distributions From:
Net investment income	—	(0.15)	(0.15)	(0.22)		(0.11)	(0.17)
Net realized capital gain	—	—	—	(0.20)		(1.37)	(0.79)

Total Distributions	—	(0.15)	(0.15)	(0.42)		(1.48)	(0.96)
Transaction fees(c)(d)	—	—	—	—		—	0.00

Net asset value, end of the period	$16.75	$16.16	$15.02	$9.97		$20.66	$18.59

Total return(e)	3.65%	8.63%	52.20%	(50.10)%		19.15%	23.27%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$641,061	$608,571	$633,958	$541,198		$908,350	$567,717
Net expenses(f)(g)	0.85%	0.87%	0.88%	0.84	%(h)	0.88%	0.93	%(i)
Gross expenses(f)	0.85%	0.87%	0.88%	0.86%		0.89%	0.93	%(i)
Net investment income(f)	2.19%	1.05%	1.13%	1.58%		0.71%	0.75%
Portfolio turnover rate	26%	52%	50%	69%		52%	54%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(i)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Period Ended June 30, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$16.16	$15.01	$9.96	$20.62		$18.56	$15.87

Income from Investment Operations:
Net investment income(b)	0.16	0.12	0.07	0.19		0.12	0.14
Net realized and unrealized gain (loss)	0.40	1.15	5.12	(10.47)		3.36	3.50

Total from Investment Operations	0.56	1.27	5.19	(10.28)		3.48	3.64

Less Distributions From:
Net investment income	—	(0.12)	(0.14)	(0.18)		(0.05)	(0.16)
Net realized capital gain	—	—	—	(0.20)		(1.37)	(0.79)

Total Distributions	—	(0.12)	(0.14)	(0.38)		(1.42)	(0.95)
Transaction fees(c)(d)	—	—	—	—		—	0.00

Net asset value, end of the period	$16.72	$16.16	$15.01	$9.96		$20.62	$18.56

Total return(e)	3.47%	8.44%	52.15%	(50.25)%		18.81%	22.98%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$8,174	$9,398	$9,982	$1,181		$1,539	$770
Net expenses(f)(g)	1.05%	1.10%	1.04%	1.15	%(h)(i)	1.15%	1.15%
Gross expenses(g)	1.05%	1.10%	1.04%	1.17	%(h)	2.02%	8.16%
Net investment income(g)	1.91%	0.83%	0.51%	1.22%		0.58%	0.78%
Portfolio turnover rate	26%	52%	50%	69%		52%	54%

(a)	For the six months ended June 30, 2011 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes fee/expense recovery of 0.21%.
(i)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (Unaudited)

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

Each Fund is a diversified investment company.

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At June 30, 2011, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	80%
Emerging Markets Fund	67%
International Growth Fund	77%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Funds during the six months ended June 30, 2011.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as taxable over distribution, deferred compensation adjustments, realized losses on redemptions in-kind, foreign capital gains tax refunds, distributions in excess of current earnings and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, passive foreign investment company unrealized gains, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$1,140,635	$—	$1,140,635
Emerging Markets Fund	377,714	—	377,714
International Growth Fund	5,825,679	—	5,825,679

As of December 31, 2010, the capital loss carryforwards and post-October losses were as follows:

	International Value Fund		Emerging Markets Fund	International Growth Fund
Capital loss carryforward:
Expires December 31, 2016	$—		$—	$(26,967,110)
Expires December 31, 2017	(26,650,299	)*	(6,221,862)	(210,257,749)

Total capital loss carryforwards	$(26,650,299)		$(6,221,862)	$(237,224,859)

Deferred net capital losses (post-October 2010)	$—		$—	$(1,025,968)

Deferred net currency losses (post-October 2010)	$—		$(1,761)	$(51,257)

*	The capital loss carryforwards on International Value Fund are subject to limitations pursuant to Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2011, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,328,062	$—	$2,328,062
Brazil	3,747,515	—	—	3,747,515
Canada	4,669,941	—	—	4,669,941
China	—	10,249,876	—	10,249,876
France	—	7,765,252	—	7,765,252
Germany	—	4,745,306	—	4,745,306
Hong Kong	—	620,707	—	620,707
India	1,202,877	—	—	1,202,877
Italy	—	1,024,031	—	1,024,031
Japan	—	12,369,517	—	12,369,517
Korea	—	1,772,831	—	1,772,831
Mexico	1,043,548	—	—	1,043,548
Norway	—	1,149,899	—	1,149,899
Russia	4,084,466	894,726	—	4,979,192
Singapore	—	1,143,592	—	1,143,592
South Africa	—	1,655,544	—	1,655,544
Spain	—	816,997	—	816,997
Sweden	—	841,384	—	841,384
Switzerland	—	6,970,802	—	6,970,802
Taiwan	—	929,706	—	929,706
United Kingdom	—	14,432,324	—	14,432,324

Total Common Stocks	14,748,347	69,710,556	—	84,458,903

Preferred Stocks(a)	—	989,945	—	989,945
Exchange Traded Funds(a)	476,079	—	—	476,079
Short-Term Investments	—	1,947,114	—	1,947,114

Total	$15,224,426	$72,647,615	$—	$87,872,041

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Common stocks valued at $1,297,144 were transferred from Level 1 to Level 2 during the six months ended June 30, 2011. At December 31, 2010, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at June 30, 2011, this security was fair valued due to events occurring after the close of the foreign market but before the close of regular trading on the New York Stock Exchange, using a modeling tool approved by the Board of Trustees.

All transfers are recognized as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

Emerging Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,835,653	$—	$—	$7,835,653
China	481,840	11,399,455	—	11,881,295
Colombia	720,101	—	—	720,101
India	1,250,259	3,024,819	—	4,275,078
Indonesia	—	1,279,332	—	1,279,332
Korea	—	7,325,197	—	7,325,197
Malaysia	—	1,679,657	—	1,679,657
Mexico	2,102,436	—	—	2,102,436
Poland	—	821,981	—	821,981
Russia	4,437,729	845,294	—	5,283,023
South Africa	—	3,224,470	—	3,224,470
Taiwan	—	4,561,698	—	4,561,698
Thailand	—	254,610	—	254,610
Turkey	—	506,070	—	506,070
United Kingdom	—	910,359	—	910,359

Total Common Stocks	16,828,018	35,832,942	—	52,660,960

Preferred Stocks(a)	685,996	—	—	685,996
Short-Term Investments	—	488,642	—	488,642

Total	$17,514,014	$36,321,584	$—	$53,835,598

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Common stocks valued at $410,649 were transferred from Level 1 to Level 2 during the six months ended June 30, 2011. At December 31, 2010, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at June 30, 2011, this security was fair valued due to events occurring after the close of the foreign market but before the close of regular trading on the New York Stock Exchange, using a modeling tool approved by the Board of Trustees.

All transfers are recognized as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$44,650,159	$—	$44,650,159
Austria	—	7,243,777	—	7,243,777
Belgium	—	9,161,024	—	9,161,024
Brazil	27,315,257	—	—	27,315,257
Canada	38,560,550	—	—	38,560,550
Chile	7,364,295	—	—	7,364,295
China	7,694,492	61,800,969	—	69,495,461
Denmark	—	14,371,090	—	14,371,090
France	7,411,388	26,633,667	—	34,045,055
Germany	—	55,367,362	—	55,367,362
Hong Kong	—	6,328,148	—	6,328,148
India	8,532,161	—	—	8,532,161
Israel	8,460,729	—	—	8,460,729
Italy	—	10,102,805	—	10,102,805
Japan	—	77,289,409	—	77,289,409
Korea	11,619,473	—	—	11,619,473
Mexico	6,834,269	—	—	6,834,269
Norway	—	10,976,052	—	10,976,052
Russia	8,592,241	—	—	8,592,241
Sweden	—	16,898,988	—	16,898,988
Switzerland	—	56,320,567	—	56,320,567
Taiwan	—	7,763,499	—	7,763,499
United Kingdom	9,177,219	96,540,351	—	105,717,570

Total Common Stocks	141,562,074	501,447,867	—	643,009,941

Short-Term Investments	—	4,763,211	—	4,763,211

Total	$141,562,074	$506,211,078	$—	$647,773,152

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$15,944,944	$14,283,214
Emerging Markets Fund	14,229,520	13,611,100
International Growth Fund	177,723,403	164,157,390

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%

HGI has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	1.10%	1.25%
Emerging Markets Fund	1.50%	1.65%
International Growth Fund	1.00%	1.15%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
International Value Fund	$327,449	$—	$327,449	0.75%	0.75%
Emerging Markets Fund	268,697	9,848	258,849	1.00%	0.96%
International Growth Fund	2,377,682	—	2,377,682	0.75%	0.75%

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Advisor Class
Emerging Markets Fund	$637	$244

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Advisor Class	Total
International Value Fund	$2,491	$10,849	$13,340

b.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
International Value Fund	$20,265
Emerging Markets Fund	12,472
International Growth Fund	147,144

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
International Value Fund	$9,219
Emerging Markets Fund	344
International Growth Fund	3,852

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

e.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.  Class-Specific Expenses.  For the six months ended June 30, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$542	$44,532
Emerging Markets Fund	636	764
International Growth Fund	2,614	8,575

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2011, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

The Funds’ investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
International Value Fund	$59
International Growth Fund	387

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2011, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	1	14.87%
Emerging Markets Fund	3	93.92%
International Growth Fund	4	27.54%

11.  Reverse Stock Split.  On April 23, 2010, Emerging Markets Fund implemented a 1-for-5 reverse stock split for the Institutional and Advisor Class shares. The net effect of the reverse stock split was to decrease the number of the Classes’ outstanding shares and increase the net asset value per share by a proportionate amount. Immediately after the reverse stock split, each shareholder held the same percentage of the Classes’ outstanding shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity shown in Note 12 and per-share data shown in the Financial Highlights for periods prior to April 23, 2010 have been restated to reflect the reverse stock split.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (Unaudited)

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	364,861	$3,382,674	224,470	$1,787,274
Issued in connection with the reinvestment of distributions	286	2,670	12,096	108,056
Redeemed	(268,266)	(2,447,515)	(402,309)	(3,013,869)

Net change	96,881	$937,829	(165,743)	$(1,118,539)

Advisor Class
Issued from the sale of shares	1,115,667	$10,302,300	1,937,906	$15,519,055
Issued in connection with the reinvestment of distributions	2,552	23,743	98,067	872,094
Redeemed	(1,033,722)	(9,542,635)	(4,035,147)	(33,305,408)

Net change	84,497	$783,408	(1,999,174)	$(16,914,259)

Increase (decrease) from capital share transactions	181,378	$1,721,237	(2,164,917)	$(18,032,798)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Emerging Markets Fund	Shares	Amount	Shares(a)	Amount
Institutional Class
Issued from the sale of shares	7,648	$97,740	320,784	$3,376,510
Issued in connection with the reinvestment of distributions	—	—	29,880	373,754
Redeemed	(12,265)	(154,351)	(390,487)	(4,517,703)

Net change	(4,617)	$(56,611)	(39,823)	$(767,439)

Advisor Class
Issued from the sale of shares	24,871	$307,830	17,047	$195,148
Issued in connection with the reinvestment of distributions	—	—	247	3,057
Redeemed	(5,537)	(69,731)	(30,664)	(336,804)

Net change	19,334	$238,099	(13,370)	$(138,599)

Increase (decrease) from capital share transactions	14,717	$181,488	(53,193)	$(906,038)

(a)	Shares issued/redeemed prior to April 23, 2010 have been restated to reflect a 1-for-5 reverse stock split.

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	1,677,190	$28,092,211	9,018,521	$133,922,277
Issued in connection with the reinvestment of distributions	—	—	265,578	4,240,174
Redeemed	(1,043,590)	(17,349,192)	(8,676,223)	(129,550,439)
Redeemed in-kind	—	—	(5,167,931)	(69,536,279)

Net change	633,600	$10,743,019	(4,560,055)	$(60,924,267)

Advisor Class
Issued from the sale of shares	20,482	$345,550	125,341	$1,840,735
Issued in connection with the reinvestment of distributions	—	—	4,044	64,494
Redeemed	(113,374)	(1,888,374)	(212,671)	(3,113,586)

Net change	(92,892)	$(1,542,824)	(83,286)	$(1,208,357)

Increase (decrease) from capital share transactions	540,708	$9,200,195	(4,643,341)	$(62,132,624)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 23, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 23, 2011